Fees Summary	Feb. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 47,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	7,195.70
Total Offset Amount	0.00
Net Fee	$ 7,195.70